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                                                                      EXHIBIT 23

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (File No. 333-116534) of H.J. Heinz Company of our report dated July 13, 2004 relating to the financial statements and supplemental schedule of the H. J. Heinz Company Foodservice 401(k) Plan, which appears in this Form 11-K.

/s/ PricewaterhouseCoopers LLP

Pittsburgh, Pennsylvania
July 13, 2004